                                      CERTIFICATION PURSUANT TO
                                       18 U.S.C. SECTION 1350
                                       AS ADOPTED PURSUANT TO
                            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-QSB of The Translation  Group, Ltd. (the
"Company") for the quarter ended June 30, 2002, as filed with the Securities and Exchange Commission on the date  hereof  (the  "Report"),  each of the  undersigned  Chief  Executive  Officer and Chief
Financial  Officer of the Company  certifies,  to the best  knowledge  and belief of the  signatory, pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of
2002, that:

         (1) The Report  fully  complies  with the  requirements  of  Section  13(a) or 15(d) of the
Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects,  the financial condition and results of operations of the Company.

/s/ Randy G. Morris
-----------------------------------
Randy G. Morris
Chief Executive Officer and Acting
Chief Financial Officer

Date:  August 14, 2002